 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER   , 1997
                                                     REGISTRATION NO. 333-33927

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                AMENDMENT NO. 1
                                     TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                              SAFECO CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    WASHINGTON                                         91-0742146
         (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

                           4333 BROOKLYN AVENUE N.E.
                           SEATTLE, WASHINGTON 98185
                                (206) 545-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                                JAMES W. RUDDY
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                           4333 BROOKLYN AVENUE N.E.
                           SEATTLE, WASHINGTON 98185
                                (206) 545-5000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                       OF AGENT FOR SERVICE OF PROCESS)

                                  COPIES TO:

                EVELYN CRUZ SROUFE                                SUSAN J. SUTHERLAND
            STEPHANIE G. DALEY-WATSON                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                   PERKINS COIE                                     919 THIRD AVENUE
          1201 THIRD AVENUE, 40TH FLOOR                         NEW YORK, NEW YORK 10022
          SEATTLE, WASHINGTON 98101-3099                             (212) 735-3000
                  (206) 583-8888

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _________

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _________

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]



                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

===============================================================================

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by the registrant in connection with the offering of the Common Stock being registered hereby. All amounts shown are estimates, except the Securities and Exchange Commission (the "Commission") registration fee and the Nasdaq additional listing fee:

   Securities and Exchange Commission Registration Fee.............. $  227,273
   Nasdaq Additional Listing Fee....................................     17,500
   Blue Sky Fees and Expenses.......................................      5,000
   Printing and Engraving Expenses..................................    200,000
   Legal Fees and Expenses..........................................    250,000
   Accounting Fees and Expenses.....................................    200,000
   Transfer Agent Expenses..........................................      5,000
   Miscellaneous....................................................     95,227
                                                                     ----------
     Total.......................................................... $1,000,000
                                                                     ==========


ITEM 16. EXHIBITS

   1.1 Form of U.S. Underwriting Agreement
   1.2 Form of International Underwriting Agreement
   2.1 Agreement and Plan of Merger dated as of June 6, 1997 (incorporated by reference to the registrant's Current Report on Form 8-K filed with the Commission on June 24, 1997 (File No. 1-6563))
   2.2 Voting, Support, and Indemnification Agreement, dated June 6, 1997, by and among SAFECO Corporation and Lincoln National Corporation
        (incorporated by reference to the registrant's Schedule 13D dated June
        6, 1997)
   3.1 Amended and Restated Articles of Incorporation (incorporated by reference to the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 filed with the Commission on August 14, 1997 (File No. 1-6563) (the "Quarterly Report"))
   3.2 Bylaws (incorporated by reference to the Quarterly Report)
   4.1 Indenture, dated as of July 15, 1997, between the registrant and The
        Chase Manhattan Bank, as Trustee (incorporated by reference to the Quarterly Report)
   4.2 Form of Junior Subordinated Deferrable Interest Debenture (included in the Indenture incorporated by reference to Exhibit 4.1 to this Registration Statement and to the Quarterly Report)
   4.3 Certificate of Trust of SAFECO Capital Trust I (the "Trust") dated June
        18, 1997 (incorporated by reference to the Quarterly Report)
   4.4 Amended and Restated Declaration of Trust of the Trust, dated as of July
        15, 1997, among the registrant, as sponsor, the Administrators thereof, Chase Manhattan Bank Delaware, as Delaware Trustee, The Chase Manhattan
        Bank, as Property Trustee and the holders from time to time of undivided interests in the assets of the Trust (incorporated by reference to the Quarterly Report)

    4.5 Form of Capital Security Certificate for the Trust (included in the
         Amended and Restated Declaration of Trust incorporated by reference to
         Exhibit 4.4 to this Registration Statement) (incorporated by reference to the Quarterly Report)
    4.6 Capital Securities Guarantee Agreement, dated as of July 15, 1997, between the registrant and The Chase Manhattan Bank, as Guarantee
         Trustee (incorporated by reference to the Quarterly Report)
    5.1 Opinion of Perkins Coie regarding legality of shares
    8.1 Opinion of Perkins Coie as to tax matters
   23.1 Consent of Ernst & Young LLP
   23.2 Consent of Perkins Coie (included in Exhibits 5.1 and 8.1)
   24.1 Power of Attorney (1)

--------

(1) Previously filed.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on this 8th day of October, 1997.

                                          SAFECO CORPORATION


                                          By      /s/ Roger H. Eigsti
                                             ----------------------------------
                                                     Roger H. Eigsti
                                          Chairman and Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated below on the 8th day of October, 1997.

              SIGNATURE                                 TITLE
              ---------                                 -----


   /s/ Roger H. Eigsti                Chairman of the Board and Chief Executive
 ____________________________________  Officer (Principal Executive Officer)
    Roger H. Eigsti


   /s/ Boh A. Dickey                  President, Chief Operating Officer and
 ____________________________________  Director
    Boh A. Dickey


    Rod A. Pierson*                   Senior Vice President, Chief Financial
 ____________________________________  Officer and Secretary (Principal
    Rod A. Pierson                     Financial Officer)


    H. Paul Lowber*                   Vice President and Controller (Principal
 ____________________________________  Accounting Officer)
    H. Paul Lowber

                                      Director
 ____________________________________
    Phyllis J. Campbell



              SIGNATURE                 TITLE
              ---------                 -----

    Robert S. Cline*                  Director
 ____________________________________
    Robert S. Cline


    John W. Ellis*                    Director
 ____________________________________
    John W. Ellis


    William P. Gerberding*            Director
 ____________________________________
    William P. Gerberding


    Joshua Green III*                 Director
 ____________________________________
    Joshua Green III


    William W. Krippaehne, Jr.*       Director
 ____________________________________
    William W. Krippaehne, Jr.


    William G. Reed, Jr.*             Director
 ____________________________________
    William G. Reed, Jr.


    Judith M. Runstad*                Director
 ____________________________________
    Judith M. Runstad


    Paul W. Skinner*                  Director
 ____________________________________
    Paul W. Skinner


    George H. Weyerhaeuser*           Director
 ____________________________________
    George H. Weyerhaeuser


*By: /s/ Boh A. Dickey
    _________________________________
         Boh A. Dickey
       Attorney-in-Fact


                                 EXHIBIT INDEX

  1.1 Form of U.S. Underwriting Agreement
  1.2 Form of International Underwriting Agreement
  2.1 Agreement and Plan of Merger dated as of June 6, 1997 (incorporated by reference to the registrant's Current Report on Form 8-K filed with the Commission on June 24, 1997 (File No. 1-6563))
  2.2 Voting, Support, and Indemnification Agreement, dated June 6, 1997, by and among SAFECO Corporation and Lincoln National Corporation
       (incorporated by reference to the registrant's Schedule 13D dated June
       6, 1997)
  3.1 Amended and Restated Articles of Incorporation (incorporated by reference to the registrant's Quarterly Report on Form 10-Q for the quarter ended
       June 30, 1997 filed with the Commission on August 14, 1997 (File No. 1-
       6563) (the "Quarterly Report"))
  3.2 Bylaws (incorporated by reference to the Quarterly Report)
  4.1 Indenture, dated as of July 15, 1997, between the registrant and The
       Chase Manhattan Bank, as Trustee (incorporated by reference to the Quarterly Report)
  4.2 Form of Junior Subordinated Deferrable Interest Debenture (included in the Indenture incorporated by reference to Exhibit 4.1 to this Registration Statement and to the Quarterly Report)
  4.3 Certificate of Trust of SAFECO Capital Trust I (the "Trust") dated June
       18, 1997 (incorporated by reference to the Quarterly Report)
  4.4 Amended and Restated Declaration of Trust of the Trust, dated as of July
       15, 1997, among the registrant, as sponsor, the Administrators thereof, Chase Manhattan Bank Delaware, as Delaware Trustee, The Chase Manhattan
       Bank, as Property Trustee and the holders from time to time of undivided interests in the assets of the Trust (incorporated by reference to the Quarterly Report)
  4.5 Form of Capital Security Certificate for the Trust (included in the
       Amended and Restated Declaration of Trust incorporated by reference to
       Exhibit 4.4 to this Registration Statement) (incorporated by reference to the Quarterly Report)
  4.6 Capital Securities Guarantee Agreement, dated as of July 15, 1997, between the registrant and The Chase Manhattan Bank, as Guarantee
       Trustee (incorporated by reference to the Quarterly Report)
  5.1 Opinion of Perkins Coie regarding legality of shares
  8.1 Opinion of Perkins Coie as to tax matters
 23.1 Consent of Ernst & Young LLP
 23.2 Consent of Perkins Coie (included in Exhibits 5.1 and 8.1)
 24.1 Power of Attorney (1)

--------

(1) Previously filed.